UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2026

Frazier Life Sciences Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43504	98-1964369
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1001 Page Mill Road,
Building 4, Suite 200B
Palo Alto, CA	93404
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 325-5156

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	FLSC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously reported, on October 15, 2026, Frazier Life Sciences Acquisition Corp. II, a Cayman Islands exempted company (the “Company”), consummated its initial public offering (the “IPO”) of 7,500,000 Class A ordinary shares, $0.0001 par value per share (the “Shares”). The Shares were sold at an offering price of $10.00 per Share, generating gross proceeds to the Company of $75,000,000.

As previously reported, on October 15, 2026, simultaneously with the consummation of the IPO and the issuance and sale of the Shares, the Company consummated a private placement (the “Private Placement”) of 300,000 Class A ordinary shares (the “Private Placement Shares”) at an offering price of $10.00 per Private Placement Share, for gross proceeds to the Company of $3,000,000. The Private Placement Shares were sold pursuant to the Private Placement Shares Purchase Agreement, dated October 13, 2026, by and between the Company and Frazier Life Sciences Holdings II, LLC (the “Sponsor”).

Of the gross proceeds from the IPO and the Private Placement, a total of $75,000,000 was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, as trustee, for the benefit of the Company’s public shareholders.

An audited balance sheet as of October 15, 2026, reflecting receipt of the proceeds from the IPO and the Private Placement, has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

99.1	Audited Balance Sheet, as of October 15, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2026	Frazier Life Sciences Acquisition Corp. II

	By:	/s/ Albert Cha
Name: Albert Cha, M.D., Ph.D.
Title: Chief Executive Officer